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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    FILED PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 22, 1997

                             CAPSTAR HOTEL COMPANY

             (Exact name of registrant as specified in its charter)

           DELAWARE                        1-12017                 52-1979383
 (State or other jurisdiction          (Commission File          (IRS Employer
      of incorporation)                    Number)               Identification
                                                                    Number)

                          1010 WISCONSIN AVENUE, N.W.
                                   SUITE 650
                             WASHINGTON, D.C. 20007
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 965-4455

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                                      FORM 8-K

ITEM 5.  OTHER EVENTS

     CapStar Hotel Company (the "Company") has entered into a contract with certain affiliates of Medallion Hotels, Inc., to purchase a portfolio of six upscale, full-service hotels containing 1,960 rooms (the "Medallion Portfolio") for a purchase price of $150.0 million. For purposes of incorporation by reference into the Company's Registration Statement on Form S-3 (Registration No. 333-34253), as amended, attached hereto as Exhibit 99.1 are certain consolidated financial statements for the Medallion Portfolio in accordance with Rule 3-05 of Regulation S-X under the Securities Act of 1933, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

99.1 -- Consolidated Financial Statements of Atgen Holdings, Inc. and Subsidiaries as of and for the years ended January 31, 1997 and 1996 and the six months ended July 31, 1997

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 22, 1997


                                       CAPSTAR HOTEL COMPANY



                                       By: /s/ JOHN EMERY
                                           -----------------
                                           John Emery
                                           Chief Financial Officer

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